UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Global Unconstrained Bond Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Interest rates on high-quality developed markets government debt plummeted to ultralow or negative levels following the Brexit vote but then increased near the end of the year as the market started to price in the risk of higher growth coupled with stronger inflation. While sluggish global growth and volatile financial markets in the first half of the year convinced the U.S. Federal Reserve to hold off on its second rate increase since the end of the global financial crisis until December, toward the end of the year the market began to incorporate a higher probability of rate hikes. Oil prices rebounded from their early-year lows and were relatively stable in the $40 to $50 per barrel range for the balance of 2016, which supported a rally in riskier asset classes such as noninvestment-grade bonds. The Global Unconstrained Bond Fund generated solid returns in this volatile and uncertain environment, outperforming its benchmark (which represents cash rates) for the year.

PERFORMANCE COMPARISON

The Global Unconstrained Bond Fund returned 4.62% for the 12-month period ended December 31, 2016. The portfolio outperformed the three-month LIBOR benchmark. (Results for Advisor and I Class shares vary, reflecting their different fee structures.)

The Global Unconstrained Bond Fund seeks to deliver consistent positive returns through dynamic allocations to fixed income instruments from a broad, global opportunity set. The strategy is not benchmark sensitive and has wide latitude to invest in a variety of fixed income sectors, including global government bonds, securitized assets, instruments that track credit risk, emerging markets debt, and currencies. The proprietary fundamental research generated by T. Rowe Price’s global fixed income platform drives the portfolio’s security selection. The strategy also seeks to provide downside protection and lower volatility than many of its peers, in particular striving to offer a source of diversification during equity market downturns.

MARKET ENVIRONMENT

U.S. economic growth was slow but positive in the first half of the year before picking up later in 2016. Gross domestic product (GDP) expansion in the U.S. ranged from an annual rate of 1.1% in the first quarter to 3.5% in the third quarter, the latest available data for 2016. The sluggish growth early in the year helped convince the Fed to delay its second interest rate increase since the global financial crisis until December. The UK voted in late June to leave the European Union. In an effort to offset the negative economic effects of Brexit, the Bank of England (BoE) cut interest rates for the first time since 2009 and resumed purchases of corporate bonds. The eurozone economy continued to be anemic, leading the European Central Bank (ECB) to expand its quantitative easing program early in the year. The ECB also announced that it would begin to buy euro-denominated investment-grade bonds from nonfinancial corporate issuers. Japan’s economy grew at a sub 1% annual rate in the first half of the year before accelerating slightly to 1.1% in the third quarter. Amid concerns about a dwindling amount of Japanese sovereign debt available for trading, the Bank of Japan (BoJ) changed its government bond purchase program to target a 0.0% yield on the 10-year note instead of buying a set amount of bonds per month.

Interest rates on high-quality developed markets government debt plummeted to ultralow or negative levels following the Brexit vote as investors became convinced that the Fed would wait even longer before raising rates again and that other central banks would expand their aggressive economic stimulus measures. The 10-year U.S. Treasury yield hit a record low of 1.36% in early July in the flight to quality in the immediate aftermath of the Brexit vote. U.S. Treasury yields began increasing as economic data improved over the summer and moved sharply higher after the U.S. presidential election as investors surmised that Donald Trump would cut taxes and increase infrastructure spending. The yield on the 10-year U.S. Treasury note finished the year at 2.45%. In the eurozone, the German 10-year bund yield dipped well into negative territory in early July, when the market consensus seemed to be that global central banks would maintain or even expand their accommodative policies. However, by the end of the reporting period, speculation that the ECB would begin tapering its asset purchases had pushed the bund yield above 0.20%. The yield on the Japanese 10-year sovereign note followed a similar trajectory, hitting a record low of -0.30% in July before increasing after the BoJ announced in September that it would target its yield at around 0%.

Oil prices sharply rebounded from their early-year lows near $26 per barrel for global benchmark Brent crude to just over $50 by June. The Brent crude price hovered in the $40 to $50 range in the second half of the year before ending 2016 just below $55. The rebound and subsequent stability in oil supported a rally in the noninvestment-grade bond market, where bonds from issuers in the metals and mining industry and other commodity-related businesses, which account for a significant proportion of the U.S. high yield market, performed particularly well. Investment-grade corporate bonds posted solid gains but significantly lagged the double-digit returns of their high yield cousins. The ECB’s purchases of corporate bonds from nonfinancial issuers supported the investment-grade corporate segment on both sides of the Atlantic. Mortgage- and asset-backed securities generated modestly positive returns, although the sharp increase in rates near the end of the year created volatility in mortgage-backed bonds. Sovereign and corporate bonds from emerging markets recorded solid gains, primarily in the first half of the year as the rebound in oil prices boosted sentiment toward riskier asset classes. Trump’s victory in the U.S. presidential election trimmed gains for emerging markets debt, however, as investors feared that the new administration would implement protectionist trade policies that would harm Mexico and China in particular.

The U.S. dollar’s strength in 2014 and 2015 paused in the first half of 2016 before resuming in the later months of the year as investors began to anticipate another interest rate increase from the Fed. This resulted in mixed performances against the dollar for other currencies. The British pound sterling plummeted over 16% for the year after hitting a record low after the Brexit vote, while the euro lost almost 3%. The Japanese yen, on the other hand, gained nearly 3% versus the greenback. In emerging markets, the Brazilian real climbed more than 21% against the dollar as the government of President Michel Temer started to implement fiscal reforms, and the Russian ruble gained over 19% amid hopes that the incoming Trump administration would improve relations with Russia and possibly remove sanctions against the country. On the negative side, the Mexican peso dropped more than 16% versus the U.S. dollar as a result of worries about the new U.S. president’s potentially protectionist trade policies.

PERFORMANCE AND INVESTMENT REVIEW

The portfolio outperformed the benchmark for the 12-month period. Although the benchmark is three-month LIBOR, the portfolio’s unconstrained approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as “long” (those benefiting from an increase in price) or “short” (those benefiting from a decrease in price) as opposed to “overweight” or “underweight” relative to the benchmark.

In terms of the portfolio’s overall duration positioning, we made several tactical adjustments during the course of the year. We started 2016 with the fund’s duration at slightly less than three years. In April and May, duration increased to more than three years as we added to longer-maturity U.S. interest rate exposure. We further extended the fund’s duration by adding exposure to high-quality countries—such as Australia, Canada, and Sweden—as we approached the Brexit vote, with duration just over four years at the midyear point. In the third quarter, we closed the portfolio’s allocations to Australia and Canada, reduced duration in our eurozone exposure, and implemented a short duration position in the U.S. These adjustments resulted in a shortening of overall duration to about one year. At the end of the year, we added to U.S. duration but remained short; however, we reduced duration in the UK toward year-end as a result of our anticipation of increasing inflation in that country. We also shifted to a long duration position in Germany. The portfolio’s overall duration ended 2016 at 1.5 years.

We also made tactical adjustments to the portfolio’s exposure to emerging markets duration as risk sentiment evolved over the course of the year as well as in response to country-specific developments. Early in the year, we shifted the bulk of our emerging markets risk exposure from Mexico to South Africa, where valuations became attractive after a sell-off resulting from political turmoil and higher-than-expected inflation. We increased the portfolio’s allocations to government bonds of Eastern European countries such as Romania and Serbia, where credit quality continued to improve. After the U.S. election, we added exposure to Poland’s sovereign debt and built up allocations to higher-risk emerging markets, such as Russia, Serbia, and Malaysia, reflecting our willingness to increase overall risk in the portfolio. On the other hand, we reduced exposure to Mexico as the country’s yields increased amid the post-U.S. election sell-off and maintained a short position in Turkey to reduce the level of emerging markets risk in the fund. The portfolio’s duration and country positioning had a positive impact on returns in 2016.

At the beginning of 2016, the portfolio had several hedges against widening credit spreads, which we believed were a significant risk following the Fed’s December 2015 interest rate hike and as oil prices continued to drop. In February, we added to select investment-grade and high yield corporate bonds as the extended selling pressure on high yield bonds in particular created opportunities to take advantage of pricing dislocations. However, the portfolio’s allocation to noninvestment-grade bonds was still modest by historical standards. Following the Brexit referendum, we added corporate bonds on an issuer-by-issuer basis that had been unfairly punished in the post-referendum turmoil. In the second half of the year, we took profits on some corporate bond positions but added a few for diversification purposes, and the portfolio’s overall exposure to corporate credit slightly decreased. Throughout the year, we maintained a short position in U.S. high yield bond indexes. (The fund uses credit default swaps, which function like insurance against default, to create short positions in credit indexes.) Toward the end of 2016, we complemented this positioning with short exposure to European corporate debt indexes. Overall, sector allocation and security selection were neutral performance factors for the year.

At the beginning of the year, we reduced the portfolio’s long position in the U.S. dollar as the greenback’s strength began to wane. The fund was short the euro in anticipation of the ECB implementing more accommodative monetary policy. (The fund uses currency forward contracts to create short currency positions.) Prior to the Brexit referendum, we implemented a short position in the British pound sterling as a hedge against a “leave” vote. This position benefited from the outcome of the referendum. We kept the short position in the pound into the second half of the year before reversing it to long exposure after the UK currency continued to fall. By the end of 2016, the fund was short the dollar and we had trimmed the long position in the pound. We tactically adjusted, added, or eliminated exposures to emerging markets currencies throughout the year. We implemented short positions in currencies such as the Turkish lira and the Malaysian ringgit before the Brexit vote as a way to balance the risk in the portfolio. By the end of the year, we had short positions in the Chinese renminbi and the Mexican peso, which we believe are the two currencies that are most vulnerable to the potentially isolationist trade policies of the Trump administration. These short positions almost completely offset long exposure to currencies such as the Russian ruble and the Brazilian real, leaving only marginal total exposure to emerging markets currencies. The fund’s overall currency positioning had a slightly positive impact on returns in 2016.

We actively manage downside risk in the portfolio. Some of our currency positions are driven by their defensive characteristics as we continue to monitor potential illiquidity in the markets and investors’ behavior in times of market stress. We can employ a wide range of techniques to manage downside risk, which can involve credit derivatives on indexes and individual issuers as well as put options on broad stock market indexes. We choose hedging instruments based on which provide the best combination of low cost, liquidity, and protection against a broad downturn in stocks, bonds, or currencies. We also use derivatives to gain exposure to certain sectors or asset classes. The fund’s exposure to derivatives contributed to absolute performance during the reporting period. Currency forward contracts were the principal contributors.

OUTLOOK

While the late-year increase in developed market sovereign bond yields gave the impression that inflation risks are now priced in, core inflation has yet to actually move higher. The 10-year U.S. Treasury yield, for example, increased substantially but still did not break the 3.00% level that the market seemed to anticipate. As a result, we expect yields to continue to climb as actual core inflation ticks upward, but the trend is unlikely to be smooth.

Just as it was 12 months ago, there is a risk that China will not be able to manage its slowdown, leading to an economic “hard landing” that would disrupt global growth. With the added element of potentially heightened political tensions between China and the Trump administration in the U.S., the Chinese government’s task of navigating the transition to an economy driven by domestic consumption rather than exports will be even more difficult. In Europe, we expect to see more ramifications of Brexit as the BoE struggles with a weaker pound and capital outflows. Brexit also set the stage for 2017 presidential elections in France and Germany that could result in anti-euro candidates coming to power, leading to more concerns about a breakup of the eurozone in the longer term as well as some potential buying opportunities in eurozone assets.

The Trump administration is likely to take U.S. fiscal and trade policy in new directions, although the specifics and timing of those policies are major unknowns that will probably create meaningful volatility. We anticipate that the Fed will continue its gradual rate increases, pausing after each incremental move higher to assess the latest economic data. Optimism about expansionary fiscal policy dominated the postelection period in the U.S., eclipsing worries about protectionist trade policies and higher rates. However, unless the fiscal reality in the U.S. is as bullish as the markets seem to expect, concerns about trade and monetary policy should move to the forefront again.

The uncertainty and volatility dominating the market environment should provide a tailwind for our strategy as we try to find sectors and individual securities that are mispriced as a result of temporary market dislocations. We will strive to maintain a portfolio that strikes a balance between country, duration, and yield curve positioning to take advantage of relative value opportunities globally while also managing downside risks.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Arif Husain
Chairman of the fund’s Investment Advisory Committee

January 20, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Effective May 1, 2017, the T. Rowe Price Global Unconstrained Bond Fund will be renamed the T. Rowe Price Dynamic Global Bond Fund. We believe that the new name more accurately describes the fund’s overall investment style. Arif Husain will continue to manage the fund, and its investment objective, investment program, and benchmark will remain unchanged.

RISKS OF BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

The fund’s use of derivatives may expose it to additional volatility in comparison with investing directly in bonds and other debt securities. Derivatives can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund, and any instruments not traded on an exchange are subject to counterparty risk. The fund’s principal use of derivatives involves the risk that interest rate movements, changes in currency values and exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm performance and impair efforts to reduce overall volatility.

GLOSSARY

3 Month LIBOR in USD: The three-month London interbank offered rate, which is the interest rate that banks charge each other for U.S. dollar loans.

Bloomberg Barclays Euro-Aggregate: Corporate Bond Hedged Index: Tracks the performance of European investment-grade corporate bonds, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Bloomberg Barclays Global Aggregate ex USD Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Bloomberg Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Bloomberg Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

BofA Merrill Lynch Global High Yield Index Hedged to USD: Tracks the performance of global noninvestment-grade bonds, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

J.P. Morgan GBI-EM Global Diversified Hedged USD: A capitalization-weighted index tracking emerging markets government bonds denominated in local currencies, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Put option: Gives the holder the right, but not the obligation, to sell the underlying asset at a specified price on or before a specific date.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/16	1/22/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.89	$ 10.00
Investment activities		
Net investment income[1]	0.15[5]	0.21[2]
Net realized and unrealized gain / loss	0.31	0.19
Total from investment activities	0.46	0.40
Distributions		
Net investment income	(0.10)	(0.10)
Net realized gain	(0.18)	(0.41)
Total distributions	(0.28)	(0.51)
NET ASSET VALUE		
End of period	**$ 10.07**	**$ 9.89**

Ratios/Supplemental Data

Total return[3]	**4.62%**[5]	**4.05%**[2]
Ratio of total expenses to average net assets	0.65%[5]	0.75%[2][4]
Ratio of net investment income to average net assets	1.49%[5]	2.17%[2][4]
Portfolio turnover rate	178.5%	183.1%
Net assets, end of period (in thousands)	$ 44,067	$ 33,900

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses in excess of a 0.75% contractual expense limitation in effect through 4/30/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized
(5) The class operated below its contractual expense limitation (see Note 6) related to the waiver of fund-level expenses ratably across all classes in accordance with SEC rules.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

I Class

	Year Ended 12/31/16	8/28/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.89	$ 10.28
Investment activities		
Net investment income[1]	0.17[2]	0.16[2]
Net realized and unrealized gain / loss	0.29	(0.06)
Total from investment activities	0.46	0.10
Distributions		
Net investment income	(0.10)	(0.08)
Net realized gain	(0.18)	(0.41)
Total distributions	(0.28)	(0.49)
NET ASSET VALUE		
End of period	**$ 10.07**	**$ 9.89**

Ratios/Supplemental Data		
Total return[3]	**4.69%**[2]	**1.04%**[2]
Ratio of total expenses to average net assets	0.54%[2]	0.54%[2][4]
Ratio of net investment income to average net assets	1.76%[2]	4.67%[2][4]
Portfolio turnover rate	178.5%	183.1%
Net assets, end of period (in thousands)	$ 195,881	$ 240

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses waived 0.15% and 1.34% of average net assets for the year ended 12/31/16 and the period ended 12/31/15, respectively, related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

JAPAN 2.5%		
Government Bonds 2.5%		
Government of Japan, 0.10%, 6/20/21	700,000,000	6,047
Total Japan (Cost $6,027)		6,047
MALAYSIA 10.5%		
Government Bonds 10.5%		
Government of Malaysia, 3.492%, 3/31/20	88,215,000	19,567
Government of Malaysia, 3.654%, 10/31/19	3,555,000	793
Government of Malaysia, 4.378%, 11/29/19	4,445,000	1,011
Government of Malaysia, 4.935%, 9/30/43	18,520,000	4,129
Total Malaysia (Cost $28,252)		25,500
MEXICO 0.9%		
Government Bonds 0.9%		
United Mexican States, 7.75%, 11/13/42	44,310,000	2,110
Total Mexico (Cost $2,563)		2,110
NETHERLANDS 0.7%		
Corporate Bonds 0.7%		
ING Bank, FRN, 0.788%, 11/27/17 (GBP)	120,000	148
Leaseplan, 1.00%, 4/8/20	1,400,000	1,497
Total Netherlands (Cost $1,776)		1,645
PHILIPPINES 1.8%		
Government Bonds 1.8%		
Republic of Philippines, 3.90%, 11/26/22	234,000,000	4,354
Total Philippines (Cost $5,008)		4,354

THAILAND 1.6%		
Government Bonds 1.6%		
Kingdom of Thailand, 4.00%, 6/17/66	40,760,000	1,220
Kingdom of Thailand, 4.85%, 6/17/61	8,029,000	289
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	90,530,092	2,344
Total Thailand (Cost $4,128)		3,853
UNITED KINGDOM 1.2%		
Corporate Bonds 1.2%		
Arqiva Broadcasting, 9.50%, 3/31/20	250,000	326
Nationwide Building Society, 0.50%, 10/29/19 (EUR)	1,400,000	1,486
Virgin Media, 6.25%, 3/28/29	900,000	1,163
Total United Kingdom (Cost $3,222)		2,975
UNITED STATES 4.2%		
Corporate Bonds 4.0%		
AbbVie, 2.50%, 5/14/20	1,415,000	1,415
Anthem, 2.30%, 7/15/18	125,000	126
Apple, 1.70%, 2/22/19	70,000	70
Bank of America, VR, 1.716%, 4/1/19	170,000	171
Burlington Northern Santa Fe, 5.75%, 3/15/18	160,000	168
Carnival, 1.125%, 11/6/19 (EUR)	1,500,000	1,624
Celgene, 2.125%, 8/15/18	175,000	176
Citigroup, VR, 2.606%, 5/15/18	360,000	366
CVS Caremark, 1.90%, 7/20/18	40,000	40
DH Europe Finance, 1.00%, 7/8/19 (EUR)	200,000	215
Dominion Resources, 1.50%, 9/30/18 (1)	1,025,000	1,015
ERAC USA Finance, 2.80%, 11/1/18 (1)	250,000	253
Goldman Sachs, VR, 0.038%, 1/30/17 (EUR)	250,000	263
Manpower, 4.50%, 6/22/18 (EUR)	200,000	224
Nvidia, 2.20%, 9/16/21	980,000	954
Santander Bank, 2.00%, 1/12/18	1,415,000	1,411

Southern Company, 1.85%, 7/1/19	165,000	164
Stanley Black & Decker, 1.622%, 11/17/18	980,000	974
Walgreens Boots Alliance, 1.75%, 5/30/18	60,000	60
		9,689
Non-U.S. Government Mortgage-Backed Securities 0.2%		
Nationstar Home Equity Loan Trust, Series 2016-3A, Class A 2.013%, 8/25/26 (1)	95,450	95
Structured Agency Credit Risk Debt Notes, Series 2015-DN1 Class M2, CMO, ARM, 3.156%, 1/25/25	123,228	124
Structured Agency Credit Risk Debt Notes, Series 2015-DNA3 Class M2, CMO, ARM, 3.606%, 4/25/28	250,000	258
		477
Total United States (Cost $10,318)		10,166
OPTIONS PURCHASED 0.0% (2)		
United States 0.0%		
USD Put/JPY Call, 1/25/17 @ 110.50 (JPY) Bank of America (3)	3,540,000	8
USD Put/JPY Call, 2/2/17 @ 109.50 (JPY) Citigroup Global Markets (3)	3,540,000	8
USD Put/JPY Call, 2/2/17 @ 110.00 (JPY) Citigroup Global Markets (3)	3,540,000	9
USD Put/JPY Call, 2/9/17 @ 110.00 (JPY) Citigroup Global Markets (3)	3,540,000	12
USD Put/JPY Call, 2/13/17 @ 112.00 (JPY) Citigroup Global Markets (3)	3,550,000	21
Total Options Purchased (Cost $168)		58
SHORT-TERM INVESTMENTS 4.8%		
Money Market Funds 4.8%		
T. Rowe Price Government Reserve Fund, 0.43% (4)(5)	11,587,511	11,588
Total Short-Term Investments (Cost $11,588)		11,588

SECURITIES LENDING COLLATERAL 0.0%

Investments in a Pooled Account through Securities Lending Program with State Street Bank 0.0%

Short-Term Funds 0.0%

T. Rowe Price Short-Term Fund, 0.61% (4)(5)	6,581	66
Total Investments through Securities Lending Program with State Street Bank		66
Total Securities Lending Collateral (Cost $66)		66
Total Investments in Securities		
92.4% of Net Assets (Cost $232,998)		**$ 223,599**

‡	Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $3,138 and represents 1.3% of net assets.
(2)	Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.
(3)	Non-income producing
(4)	Seven-day yield
(5)	Affiliated Company
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CMO	Collateralized Mortgage Obligation
CNY	China Renminbi
EUR	Euro
FRN	Floating-Rate Note
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian New Sol
PHP	Philippines Peso

(Amounts in 000s, except market price)

Swaps 1.1%

	Notional Amount	Market Value	Initial Value**	Unrealized Gain (Loss)
Centrally Cleared Swaps (1.0)%				
Interest Rate Swaps 0.4%				
United Kingdom 0.0%				
10 Year Interest Rate Swap, Pay Fixed 1.40% Receive Variable 0.543%, 3-Month LIBOR, 12/9/26	3,974	$ (83)	$ —	$ (83)
30 Year Interest Rate Swap, Pay Fixed 0.844% Receive Variable 0.522%, 3-Month LIBOR, 8/30/46	20	4	—	4
30 Year Interest Rate Swap, Pay Fixed 0.876% Receive Variable 0.502%, 3-Month LIBOR, 8/12/46	300	51	—	51
30 Year Interest Rate Swap, Pay Fixed 1.089% Receive Variable 0.524%, 3-Month LIBOR, 9/12/46	350	36	1	35
30 Year Interest Rate Swap, Pay Fixed 1.116% Receive Variable 0.528%, 3-Month LIBOR, 9/14/46	690	65	—	65
30 Year Interest Rate Swap, Pay Fixed 1.144% Receive Variable 0.535%, 3-Month LIBOR, 10/6/46	70	6	—	6
30 Year Interest Rate Swap, Pay Fixed 1.30% Receive Variable 0.562%, 3-Month LIBOR, 10/26/46	170	6	1	5
30 Year Interest Rate Swap, Pay Fixed 1.364% Receive Variable 0.217%, 3-Month LIBOR 12/13/46 (EUR)	4,372	(163)	—	(163)
30 Year Interest Rate Swap, Pay Fixed 1.562% Receive Variable 0.551%, 3-Month LIBOR, 12/2/46	120	(5)	1	(6)
30 Year Interest Rate Swap, Pay Fixed 1.654% Receive Variable 0.543%, 3-Month LIBOR, 12/9/46	4,372	(249)	—	(249)

(Amounts in 000s, except market price)

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
BILATERAL SWAPS 2.1%				
Interest Rate Swaps 1.2%				
Hong Kong 1.2%				
Bank of America, 5 Year Interest Rate Swap Pay Fixed 1.31%, Receive Variable 0.592% 3-Month LIBOR, 4/6/21	3,300$	15$	0$	15
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.06%, Receive Variable 0.564%, 3-Month LIBOR, 8/16/21	850	6	0	6
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.09%, Receive Variable 0.654%, 3-Month LIBOR, 8/12/21	5,600	37	0	37
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.12%, Receive Variable 0.656%, 3-Month LIBOR, 8/23/21	3,500	23	0	23
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.135%, Receive Variable 0.629%, 3-Month LIBOR, 7/28/21	2,500	16	0	16
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.14%, Receive Variable 0.594%, 3-Month LIBOR, 7/14/21	1,500	9	0	9
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.165%, Receive Variable 0.556%, 3-Month LIBOR, 8/30/21	1,000	6	0	6
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.23%, Receive Variable 0.963%, 3-Month LIBOR, 9/19/21	92,000	560	0	560
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.26%, Receive Variable 0.581%, 3-Month LIBOR, 6/10/21	2,000	11	0	11
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.265%, Receive Variable 0.60%, 3-Month LIBOR, 9/14/21	97,000	564	0	564
Citibank, 5 Year Interest Rate Swap, Pay Fixed 1.33%, Receive Variable 0.627%, 3-Month LIBOR,10/31/21	7,500	42	0	42

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	1/11/17	USD	6,579	HUF	1,834,462	$ 333
Bank of America Merrill Lynch	1/20/17	USD	4,748	MXN	98,577	4
Bank of America Merrill Lynch	2/17/17	PLN	9,788	USD	2,348	(11)
Bank of America Merrill Lynch	2/17/17	USD	7,825	PLN	32,643	30
Bank of America Merrill Lynch	2/24/17	AUD	169	USD	122	—
Bank of America Merrill Lynch	2/24/17	EUR	533	USD	558	5
Bank of America Merrill Lynch	2/24/17	EUR	1,333	USD	1,418	(11)
Bank of America Merrill Lynch	2/24/17	USD	749	AUD	1,008	23
Bank of America Merrill Lynch	2/24/17	USD	9,136	EUR	8,522	143
Bank of America Merrill Lynch	2/24/17	USD	695	EUR	662	(4)
Bank of America Merrill Lynch	3/17/17	CNY	16,121	USD	2,294	19
Barclays Bank	1/11/17	USD	1,042	HUF	305,818	1
Barclays Bank	1/17/17	USD	273	PHP	13,699	(3)
Barclays Bank	1/20/17	MYR	22,995	USD	5,119	4
Barclays Bank	1/20/17	RON	1,362	USD	328	(11)
Barclays Bank	1/20/17	USD	11,009	RON	44,934	582
Barclays Bank	1/31/17	USD	6,895	SEK	63,100	(43)
Barclays Bank	2/10/17	IDR	15,045,043	USD	1,091	20
Barclays Bank	2/17/17	RSD	32,193	USD	278	(5)
Barclays Bank	2/17/17	USD	3,521	GBP	2,789	79
Barclays Bank	2/21/17	USD	990	MYR	4,423	5
Barclays Bank	2/24/17	USD	12,628	EUR	11,755	223
Barclays Bank	3/2/17	BRL	9,434	USD	2,691	162
Barclays Bank	3/20/17	USD	5,101	MYR	22,995	(12)
BNP Paribas	1/11/17	USD	720	HUF	199,520	41
BNP Paribas	1/17/17	USD	4,334	PHP	213,036	50
BNP Paribas	1/20/17	USD	1,098	MYR	4,407	117
BNP Paribas	2/10/17	USD	3,689	THB	130,832	36

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $232,998)	$ 223,599
Unrealized gain on forward currency exchange contracts	8,325
Interest receivable	3,055
Unrealized gain on bilateral swaps	2,881
Bilateral swap premiums paid	2,380
Cash deposits on centrally cleared swaps	2,074
Restricted cash for bilateral derivatives	1,269
Receivable for shares sold	912
Receivable for investment securities sold	893
Cash deposits on futures contracts	459
Variation margin receivable on futures contracts	47
Foreign currency (cost $37)	36
Due from affiliates	17
Other assets	126
Total assets	246,073
Liabilities	
Unrealized loss on forward currency exchange contracts	2,370
Payable for investment securities purchased	1,189
Unrealized loss on bilateral swaps	188
Variation margin payable on centrally cleared swaps	124
Investment management fees payable	99
Obligation to return securities lending collateral	66
Due to affiliates	12
Payable for shares redeemed	7
Other liabilities	81
Total liabilities	4,136
NET ASSETS	$ 241,937

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/16	1/22/15 Through 12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,643	$ 684
Net realized gain	880	1,533
Change in net unrealized gain / loss	208	(926)
Increase in net assets from operations	2,731	1,291
Distributions to shareholders		
Net investment income		
Investor Class	(366)	(340)
Advisor Class	(12)	(20)
I Class	(36)	(2)
Net realized gain		
Investor Class	(728)	(1,390)
Advisor Class	(34)	(92)
I Class	(3,312)	(10)
Decrease in net assets from distributions	(4,488)	(1,854)
Capital share transactions*		
Shares sold		
Investor Class	15,708	37,229
Advisor Class	589	3,763
I Class	196,217	250
Distributions reinvested		
Investor Class	397	427
Advisor Class	40	101
I Class	3,332	–
Shares redeemed		
Investor Class	(6,530)	(3,272)
Advisor Class	(216)	(2,240)
I Class	(1,538)	–
Increase in net assets from capital share transactions	207,999	36,258
Net Assets		
Increase during period	206,242	35,695
Beginning of period	35,695	–
End of period	**$ 241,937**	**$ 35,695**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Unconstrained Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks high current income. The fund has three classes of shares: the Global Unconstained Bond Fund (Investor Class), the Global Unconstained Bond Fund–Advisor Class (Advisor Class), and the Global Unconstained Bond Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

($000s) Counterparty	Form of MNA	Gross Value on Statement of Assets and Liabilities		Net Amount Due (to)/from Counterparty or Exchange	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral* (not less than $0)
		Asset	Liability			
Bank of America	ISDA	$ 810	$ (26)	$ 784	$ (940)	$ —
Barclays Bank	ISDA	1,622	(75)	1,547	(1,912)	—
BNP Paribas	ISDA	244	—	244	(242)	2
CIBC World Markets	FX Letter	7	(39)	(32)	—	—
Citibank	ISDA	4,166	(316)	3,850	(4,389)	—
Citigroup Global Markets	ISDA	50	—	50	—	—
Credit Suisse	ISDA	359	—	359	(300)	59
Deutsche Bank	ISDA	771	(60)	711	(760)	—
Goldman Sachs	ISDA	2,072	—	2,072	(2,300)	—
HSBC Bank	ISDA	1,036	(298)	738	(964)	—
JPMorgan Chase	ISDA	1,480	(56)	1,424	(1,390)	34
Morgan Stanley	ISDA	70	(384)	(314)	239	—
Royal Bank of Canada	ISDA	24	(41)	(17)	(880)	—
Royal Bank of Scotland	FX Letter	—	(201)	(201)	—	—
Societe Generale	ISDA	65	—	65	—	65
Standard Chartered Bank	FX Letter	868	(227)	641	(657)	—
UBS	ISDA	—	(835)	(835)	1,030	195
Centrally Cleared Swaps	n/a	—	(124)	(124)	2,074	1,950
Exchange Traded Futures	n/a	47	—	47	459	506
Total		$ 13,691	$ (2,682)			

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 84% and 101% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 28% of net assets.

Options The fund is subject to interest rate risk and/or foreign currency exchange rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or interest rates and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 5% and 27% of net assets. Transactions in written options and related premiums received during the year ended December 31, 2016, were as follows:

Swaps The fund is subject to interest rate risk and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 32% and 83% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 35% of the fund’s net assets were invested in emerging markets and 16% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At December 31, 2016, approximately 20% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2016, there were no securities on loan; the value of cash collateral and related investments was $66,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $351,375,000 and $155,660,000, respectively, for the year ended December 31, 2016. Purchases and sales of U.S. government securities aggregated $4,071,000 and $4,978,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of premium payments and unrealized gains and losses on swaps and per-share rounding of distributions. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the periods ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and certain derivative contracts and the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $299,000 of expenses were waived/paid by Price Associates during the year ended December 31, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $596,000 remain subject to repayment by the fund at December 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates and $19,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2016, approximately 88% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of December 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 57% of the Investor Class’s net assets, 25,000 shares of the Advisor Class, representing 13% of the Advisor Class’s net assets, and 24,343 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global Unconstrained Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Unconstrained Bond Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$3,754,000 from short-term capital gains,

●	$349,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1991	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2006	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[131]	Price Trust Company; Director, United Technologies (January 2016
to present)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Jason R. Adams (1979)	Vice President T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Company’s Representative and Vice President,
President	Price Hong Kong; Vice President, Price
Singapore; Director and Vice President, T. Rowe
Price International; Vice President, T. Rowe
Price Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Malik S. Asif (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The University of Chicago Booth School of
Business (to 2012)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sheena L. Barbosa (1983)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Luis M. Baylac (1982)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oliver D.M. Bell (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Peter I. Botoucharov (1965)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Director,
EMEA Macroeconomic Research and Strategy
(to 2012)

Tala Boulos (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, CEEMEA Corporate Credit Research,
Deutsche Bank (to 2013)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew Chang (1983)	Vice President, T. Rowe Price Group, Inc.
Vice President

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price,
Executive Vice President	T. Rowe Price Group, Inc., and T. Rowe Price
International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Richard de los Reyes (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan W. Ferro (1985)	Vice President, T. Rowe Price; formerly, student,
Vice President	Tuck School of Business at Dartmouth (to
2014); Director, Corporate Development,
ModusLink Global Solutions, Inc. (to 2012)

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Portfolio
Manager, Royal Bank of Scotland Group (to
2015); Executive Director, Threadneedle
Investment, Ltd. (to 2012)

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Joel Grant (1978)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Analyst, Fidelity
International (to 2014)

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amanda B. Hall, CFA (1985)	Vice President, T. Rowe Price International;
Vice President	formerly, student, Stanford Graduate School
of Business (to 2014); Investment Analyst, Bill
Gates Investments (to 2012)

Richard L. Hall (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Financial Attaché, U.S.
Department of Treasury, International Affairs
Division (to 2012)

Nabil Hanano, CFA (1984)	Employee, T. Rowe Price; formerly, Senior
Vice President	Equity Research Associate, Raymond James
(to 2012)

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Arif Husain, CFA (1972)	Vice President, T. Rowe Price Group, Inc.,
Executive Vice President	and T. Rowe Price International; formerly,
Director/Head of UK and Euro Fixed Income,
AllianceBernstein (to 2013)

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Equity Sales, JP Morgan Chase Securities Ltd.
(to 2012)

Michael Jacobs (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly,
Vice President, JP Morgan Asset Management
(to 2013)

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Shengrong Lau (1982)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, student, The
Wharton School, University of Pennsylvania
(to 2012)

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jacqueline L. Liu (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, Investment Analyst,
Fidelity International Hong Kong Limited
(to 2014)

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Oxana Lyalina (1987)	Employee, T. Rowe Price; formerly, Senior
Vice President	Analyst, Goldman Sachs International (to 2013)

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ryan Martyn (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jihong Min (1979)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly, Financial Analyst,
Geosphere Capital Management, Singapore
(to 2012)

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Tobias F. Mueller (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jared Murphy (1986)	Employee, T. Rowe Price; formerly, student,
Vice President	Stanford Graduate School of Business (to 2015);
Associate, ShawSpring Partners (to 2013)

Joshua Nelson (1977)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Niedzielski (1979)	Vice President T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Manager
and Analyst, Fidelity Investments, Boston and
London offices (to 2015)

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, student,
The Wharton School, University of Pennsylvania
(to 2013); Summer Investment Analyst, T. Rowe
Price International (2012); Analyst, Asset &
Resource Management Limited (to 2012)

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Vivek Rajeswaran (1985)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, student, Columbia
Business School (to 2012)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Melanie A. Rizzo (1982)	Employee, T. Rowe Price
Vice President

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mariel Santiago (1981)	Vice President, T. Rowe Price; formerly, Equity
Vice President	Research Analyst, HSBC Securities, Inc.
(to 2014)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eunbin Song, CFA (1980)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Kes Visuvalingam, CFA (1968)	Director, Responsible Officer, and Vice
Vice President	President, Price Hong Kong; Director, Chief
Executive Officer, and Vice President, Price
Singapore; Vice President, T. Rowe Price
Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989)	Employee, T. Rowe Price; formerly, student,
Vice President	Harvard Business School (to 2014); Analyst,
Goldman Sachs (to 2012)

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Benjamin T. Yeagle (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ernest C. Yeung, CFA (1979)	Director, Responsible Officer, and Vice
Executive Vice President	President, Price Hong Kong; Vice President,
T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017